Exhibit 10.1

FIRST AMENDMENT TO SECOND AMENDED AND RESTATED REVOLVING LOAN AGREEMENT

This FIRST AMENDMENT TO SECOND AMENDED AND RESTATED REVOLVING LOAN AGREEMENT (this “Amendment”) is made as of August 26, 2026 (the “Second Amendment Effective Date”), by and between OP SPE SUMMIT, LLC, a Delaware limited liability company (“Borrower”), WHGG II TRUST, a Delaware statutory trust (“WHGG”), and ASCENT DEVELOPER SOLUTIONS LLC, a Delaware limited liability company (“Ascent”; WHGG and Ascent individually and collectively, as the context may require, together with their successors and assigns, referred to herein as “Lender”).

RECITALS

A. Subject to the terms and conditions of that certain Second Amended and Restated Revolving Loan Agreement, dated July 29, 2026, by and between Borrower and Lender (as it may be amended, modified or restated from time to time, the “Loan Agreement”), Lender made a loan available to Borrower (as amended, modified or restructured from time to time, the “Loan”) as evidenced by the Notes (as defined in the Loan Agreement). Capitalized terms used but not defined in this Amendment shall have the meanings that are set forth in the Loan Agreement.

B. Borrower and Lender now desire to amend the Loan Agreement and other Loan Documents all in accordance with the terms and conditions set forth below.

NOW, THEREFORE, in consideration of the foregoing, the terms and conditions set forth in this Amendment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower and Lender hereby agree as follows:

1. Recitals. The foregoing Recitals, including all terms defined therein, are incorporated herein and made a part hereof.

2. Amendments to the Loan Documents.

(a) The Loan. Recital C of the Loan Agreement is deleted and replaced as follows:

“C. Borrower has requested that Lender make a revolving loan to it in the aggregate principal amount of up to $150,000,000.00, or such higher amount up to $200,000,000.00 as may be approved in Lender’s sole and absolute discretion pursuant to Section 2.1(b) (the “Loan”).”

(b) Loan Upsize. Section 2.1 is hereby deleted and replaced with the following:

“Section 2.1 Loan.

(a) Subject to the terms and conditions of this Agreement, Lender may, in Lender’s sole and absolute discretion, lend to Borrower, and Borrower agrees to borrow, the principal sum of up to $150,000,000.00, or such higher amount up to $200,000,000.00 as may be approved by Lender in its sole and absolute discretion pursuant to Section 2.1(b) below; said sum to be evidenced by the Notes and which shall be repaid in accordance with the terms of the Notes and the other Loan Documents. Each Advance under the Loan will be evidenced by a Note in substantially the form as Exhibit I. The Loan is a revolving loan, under which funds may be advanced, repaid and re-advanced, from time to time as permitted under the terms and conditions of this Agreement and the other Loan Documents. Notwithstanding the foregoing, the outstanding principal balance under the Loan and the outstanding principal balance under the Other Loans (as hereinafter defined), shall not in the aggregate exceed $150,000,000.00, or such higher amount up to $200,000,000.00 as may be approved by Lender in its sole and absolute discretion pursuant to Section 2.1(b) below.

(b) Borrower may request, at any time (but only one time), to increase the maximum principal amount of the Loan by up to $50,000,000.00 (i.e., up to a total of $200,000,000.00); provided, however, that such potential upsize is at Lender’s sole and absolute discretion and Lender shall have satisfied its full underwriting and internal approvals process including, without limitation, satisfaction that the following conditions have been satisfied: (a) no Default or Event of Default shall have occurred and be continuing as of the date of Borrower’s request and as of the date of the increase, (b) Borrower shall have provided Lender with written notice of Borrower’s desire to increase the maximum principal amount of the Loan, (c) Lender shall have approved such increase in its sole and absolute discretion; and (d) Borrower shall have reimbursed Lender for all costs and expenses incurred by Lender in connection with the requested increase, including legal fees and costs, title costs, appraisal costs and escrow costs (and Borrower shall be responsible for payment of such costs and expenses regardless as to whether the Borrower qualifies for or Lender approves the increase).”

(c) Form of Promissory Note. The Form of Promissory Note attached to the Loan Agreement as Exhibit I is hereby deleted and replaced with the Form of Promissory Note attached hereto as Exhibit I.

3. Costs and Fees. Borrower shall be responsible for the payment of all expenses and fees of Lender, including, without limitation, all fees of Lender’s counsel incurred in connection with the preparation of this Amendment and any related documents.

4. Enforceability. This Amendment constitutes the legal, valid and binding obligation of Borrower, and is enforceable against Borrower in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or other similar laws relating to the enforcement of creditors’ rights generally and by general equitable principles. Each of the agreements, documents and instruments executed in connection herewith to which a Borrower is a party constitutes the legal, valid and binding obligation of such Borrower, and is enforceable against such Borrower in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or other similar laws relating to the enforcement of creditors’ rights generally and by general equitable principles.

5. Representations and Warranties. To induce Lender to enter into this Amendment, Borrower represents and warrants that, as of the Second Amendment Effective Date:

(a) No Default. No Default or Event of Default has occurred and is continuing;

(b) Representations and Warranties. The representations and warranties of Borrower contained in the Loan Documents are true and correct in all respects to the same extent as though made on and as of such date, except to the extent such representations and warranties specifically relate to an earlier date; and

(c) Organizational Authority. (i) The execution, delivery and performance by Borrower of this Amendment is within its company powers and has been duly authorized by all necessary company action, and (ii) neither the execution, delivery or performance by Borrower of this Amendment (1) violates any law, or any other rule or decree of any governmental authority, (2) conflicts with or results in the breach or termination of, constitutes a default under or accelerates any performance required by, any indenture, mortgage, deed of trust, lease, agreement or other instrument to which Borrower is a party or by which Borrower or any of its property is bound, (3) results in the creation or imposition of any lien upon any of the Collateral, (4) violates or conflicts with the operating agreements or other organizational documents of Borrower, or (5) requires the consent, approval or authorization of, or declaration or filing with, any other natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, governmental authority or other entity, except for those already duly obtained.

(d) Perfection of Security Interests. The security interests and liens granted to the Lender under the Loan Agreement and the other Loan Documents are in full force and effect and are enforceable in accordance with the terms of the Loan Agreement and the other Loan Documents.

6. Conditions Precedent. The agreements of Lender set forth in this Amendment, and of Lender to modify the Loan contemplated hereby, shall be subject to the satisfaction of the following conditions precedent:

(a) Executed Amendment. Lender shall have received a copy of this Amendment executed by Borrower and Lender, together with executed copies of each other Loan Document requested by Lender including, without limitation, the Amended and Restated Promissory Note, any required amends to the Security Instruments, and reaffirmations of guarantees executed by Guarantors.

(b) Fees. Except as otherwise expressly stated herein, Borrower shall have paid to Lender all fees and costs described in Section 3 of this Amendment.

7. Reference to and Effect on Loan Documents.

(a) Ratification. Except as specifically amended above, the Loan Agreement and the other Loan Documents shall remain in full force and effect. Borrower hereby ratifies and reaffirms each of the terms and conditions of the Loan Documents and all of its obligations thereunder. Except as expressly provided herein, this Amendment shall not constitute a (i) modification of the Loan Agreement or any Loan Document or (ii) course of dealing with Lender at variance with the Loan Agreement or any Loan Document such as to require further notice by Lender to require strict compliance with the terms of the Loan Agreement or any other Loan Document in the future. Nothing in this Amendment is intended, or shall be construed, to impair the perfection or continuity of Lender’s security interests in, security titles to, or other Liens on, any Collateral for the Indebtedness. Notwithstanding anything contained herein, the terms of this Amendment are not intended to and do not effect a novation of the Loan Agreement or any other Loan Document or an accord and satisfaction in regard thereto.

(b) No Waiver. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Lender under the Loan Agreement or any of the other Loan Documents.

(c) References. Each reference in (a) the Loan Agreement to “this Agreement,” “hereunder,” “hereof,” or words of similar import and (b) any other Loan Document to “the Agreement” or “the Loan Agreement” shall, in each case and except as otherwise specifically stated therein, mean and be a reference to the Loan Agreement and any other Loan Document as amended hereto. This Amendment shall be construed as supplementing and forming part of the Loan Agreement and the Loan Documents and shall be read accordingly, and this Amendment shall be and constitute a Loan Document.

8. Indemnities. Borrower hereby agrees that its obligations to indemnify and hold Lender harmless under the Loan Agreement shall include an obligation to indemnify and hold Lender harmless with respect to all costs and expenses (including, without limitation, attorneys’ fees) (i) arising from Borrower’s failure to observe, perform or discharge any of its covenants, obligations, agreements or duties under this Amendment or the Loan Agreement, as amended by this Amendment, (ii) arising from the breach of any of the representations or warranties contained in this Amendment or the Loan Agreement, as amended by this Amendment, or (iii) arising by reason of this Amendment or the transactions contemplated hereby. The foregoing indemnity shall survive the payment in full of the Indebtedness and the termination of the Loan Agreement and the other Loan Documents.

9. Release of Claims. In consideration of Lender entering into this Agreement, and without any contingency, precondition, or condition subsequent, Borrower, for itself and its successors and assigns, does hereby fully and forever release, relinquish, discharge, settle and compromise any and all claims, cross-claims, counterclaims, causes, damages and actions of every kind and character, and all suits, costs, damages, expenses, compensation and liabilities of every kind, character and description, whether direct or indirect, known or unknown, disclosed or hidden, in law or in equity, which any of Borrower or its successors and assigns had or will have against Lender, and/or any of their respective agents, representatives, officers, employees or contractors on account of, arising, or resulting from, or in any manner incidental to, any and every thing or event occurring or failing to occur at any time in the past up to and including the date hereof, including, without limitation, any claims relating to the Loan Agreement or any Loan Document, any act or event relating to Lender’s administration of the Loan, this Amendment, or any other transaction contemplated by or related to the Loan, this Amendment, the Loan Agreement or any Loan Document.

10. Miscellaneous.

(a) Successors and Assigns. This Amendment shall be binding on and shall inure to the benefit of Borrower and Lender and their respective successors and permitted assigns.

(b) Entire Agreement. This Amendment constitutes the entire agreement of the parties hereto with respect to the subject matter hereof and supersedes all other understandings, oral or written, with respect to the subject matter hereof.

(c) Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

(d) Severability. Wherever possible, each provision of this Amendment shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Amendment shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Amendment.

(e) Counterparts. This Amendment may be executed in any number of separate original counterparts (or telecopied counterparts with original execution copy to follow) and by the different parties on separate counterparts, each of which shall be deemed to be an original, but all of such counterparts shall together constitute one agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopy shall be effective as delivery of a manually executed counterpart of this Amendment.

(f) Incorporation of Loan Agreement Provisions. The provisions contained in the Sections titled “Waiver of Jury Trial”, “Governing Law” and “Consent to Jurisdiction” of the Loan Agreement are incorporated herein by reference to the same extent as if reproduced herein in their entirety.

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IN WITNESS WHEREOF, intending to be legally bound, and intending that this Amendment constitute an agreement executed under seal, the undersigned parties hereto have caused this Amendment to be duly executed, under seal, by their respective authorized officers as of the day and year first above written.

LENDER:

WHGG II TRUST, a Delaware statutory trust

By:	/s/ Matthew Ediger
Name:	Matthew Ediger
Title:	Authorized Signatory

ASCENT DEVELOPER SOLUTIONS LLC, a Delaware limited liability company

By:	/s/ Matthew Ediger
Name:	Matthew Ediger
Title:	Authorized Signatory

BORROWER:

OP SPE SUMMIT, LLC, a Delaware limited liability company

By:	/s/ Adam Martinez
Name:	Adam Martinez
Title:	Chief Legal Officer